EXHIBIT 99.1
AUGUST 8, 2017
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces Second Quarter 2017 Results

Hammond, Louisiana, August 8, 2017 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending June 30, 2017.

The second quarter of 2017 brought continued progress toward a fortress balance sheet and new excitement to First Guaranty Bancshares, Inc.
With our June 30, 2017 dividend, we marked 96 consecutive quarters of dividend payment, a total of 24 years of continuous dividends.
In May of 2017, we received approval of our acquisition and merger of Premier Bancshares, Inc. of McKinney, Texas and its wholly owned subsidiary Synergy Bank of McKinney, Texas. On June 16, 2017 that transaction was officially closed. The 5 branches of Synergy Bank located in McKinney, Texas, Garland, Texas, Denton, Texas, Fort Worth, Texas, and Waco, Texas, all opened on June 19, 2017 as First Guaranty Bank branches. This acquisition and merger pushed the total assets of First Guaranty Bancshares, Inc. to $1,724,923,000 and the total stockholders' equity to $140,272,000. Loans totaled $1,114,784,000.
Supported by our loan growth, earnings continued to be strong. As of June 30, loan interest income year to date totaled $25,026,000 compared to a year to date loan interest income as of June 30, 2016 of $22,107,000. Despite the pressures of rising deposit interest rates, net interest income after provisions for loan losses increased to $23,473,000 for year to date compared to $22,327,000 as of June 30, 2016. Prior to expenses related to the merger and acquisition, core income for the first six months of 2017 exceeded core income for the same period of 2016, $5,949,000 to $5,872,000. Income available to shareholders for the first six months was down to $6,183,000 from $7,552,000 due to the merger and acquisition expenses and additional income in 2016 of $1,651,000 in securities gains. The vital fact is that our core income has increased despite the interest rate compression.
As we assimilate the assets of Premier Bancshares, Inc. over the next few months, we expect our strong earnings performance to continue.
We appreciate the great effort and tremendous job that everyone in the First Guaranty Bancshares, Inc. organization has done to successfully complete the acquisition and merger and to make the first six months of 2017 a great success. We will all work together to continue to enhance shareholder value and to make First Guaranty a positive experience for our customers, shareholders, team members, and communities.
Thank you for your continued support.
Sincerely,
Alton B. Lewis
President and CEO
First Guaranty Bancshares, Inc.
About First Guaranty
First Guaranty, a Louisiana-based company, has approximately $1.7 billion in assets as of June 30, 2017 and provides personalized commercial banking services through 26 banking facilities located across Louisiana and Texas.  For more information, visit www.fgb.net.
Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks and uncertainties, as described in our SEC filings, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which First Guaranty operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
First Guaranty wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. First Guaranty wishes to advise readers that the factors listed above could affect First Guaranty's financial performance and could cause First Guaranty's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. First Guaranty does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	June 30, 2017	December 31, 2016
Assets
Cash and cash equivalents:
Cash and due from banks	$29,129	$17,840
Federal funds sold	1,669	271
Cash and cash equivalents	30,798	18,111

Investment securities:
Available for sale, at fair value	424,735	397,473
Held to maturity, at cost (estimated fair value of $94,605 and $99,906 respectively)	95,903	101,863
Investment securities	520,638	499,336

Federal Home Loan Bank stock, at cost	2,336	1,816
Loans held for sale	1,655	-

Loans, net of unearned income	1,114,784	948,921
Less: allowance for loan losses	11,578	11,114
Net loans	1,103,206	937,807

Premises and equipment, net	35,912	23,519
Goodwill	4,056	1,999
Intangible assets, net	3,789	1,056
Other real estate, net	734	359
Accrued interest receivable	7,257	7,039
Other assets	14,542	9,904
Total Assets	$1,724,923	$1,500,946

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$262,876	$231,094
Interest-bearing demand	577,797	479,810
Savings	104,603	97,280
Time	595,375	517,997
Total deposits	1,540,651	1,326,181

Short-term borrowings	-	6,500
Accrued interest payable	2,065	1,931
Senior long-term debt	24,242	22,100
Junior subordinated debentures	14,647	14,630
Other liabilities	3,046	5,255
Total Liabilities	1,584,651	1,376,597

Shareholders' Equity
Common stock:
$1 par value - authorized 100,600,000 shares; issued 8,007,182 and 7,609,194 shares	8,007	7,609
Surplus	71,836	61,584
Retained earnings	62,840	59,155
Accumulated other comprehensive income (loss)	(2,411)	(3,999)
Total Shareholders' Equity	140,272	124,349
Total Liabilities and Shareholders' Equity	$1,724,923	$1,500,946

See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share data)	2017	2016	2017	2016
Interest Income:
Loans (including fees)	$12,826	$11,306	$25,026	$22,107
Deposits with other banks	41	14	60	44
Securities (including FHLB stock)	3,298	3,427	6,701	7,016
Federal funds sold	2	-	2	-
Total Interest Income	16,167	14,747	31,789	29,167

Interest Expense:
Demand deposits	1,360	627	2,442	1,241
Savings deposits	50	17	86	35
Time deposits	1,591	1,507	3,035	3,071
Borrowings	374	365	740	757
Total Interest Expense	3,375	2,516	6,303	5,104

Net Interest Income	12,792	12,231	25,486	24,063
Less: Provision for loan losses	1,302	893	2,013	1,736
Net Interest Income after Provision for Loan Losses	11,490	11,338	23,473	22,327

Noninterest Income:
Service charges, commissions and fees	571	609	1,133	1,266
ATM and debit card fees	493	471	967	915
Net gains on securities	404	2,231	934	2,585
Net gains on sale of loans	119	3	124	3
Other	410	327	795	706
Total Noninterest Income	1,997	3,641	3,953	5,475

Noninterest Expense:
Salaries and employee benefits	4,593	4,144	9,419	8,241
Occupancy and equipment expense	1,077	999	2,108	1,971
Other	3,351	3,174	6,488	6,203
Total Noninterest Expense	9,021	8,317	18,015	16,415

Income Before Income Taxes	4,466	6,662	9,411	11,387
Less: Provision for income taxes	1,534	2,261	3,228	3,835
Net Income	$2,932	$4,401	$6,183	$7,552

Per Common Share:
Earnings	$0.38	$0.58	$0.81	$0.99
Cash dividends paid	$0.16	$0.16	$0.32	$0.32

Weighted Average Common Shares Outstanding	7,674,796	7,609,194	7,642,176	7,609,194

See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended June 30, 2017			Three Months Ended June 30, 2016
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$25,361	$41	0.65%	$19,146	$14	0.29%
Securities (including FHLB stock)	507,847	3,298	2.60%	551,601	3,427	2.50%
Federal funds sold	878	2	0.91%	246	-	-%
Loans held for sale	255	4	6.38%	-	-	-%
Loans, net of unearned income	1,008,759	12,822	5.10%	861,237	11,306	5.28%
Total interest-earning assets	1,543,100	$16,167	4.20%	1,432,230	$14,747	4.14%

Noninterest-earning assets:
Cash and due from banks	8,090			7,731
Premises and equipment, net	27,161			21,798
Other assets	5,208			3,678
Total Assets	$1,583,559			$1,465,437

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$535,786	$1,360	1.02%	$413,524	$627	0.61%
Savings deposits	101,684	50	0.20%	87,501	17	0.08%
Time deposits	536,061	1,591	1.19%	569,347	1,507	1.06%
Borrowings	38,002	374	3.95%	40,284	365	3.64%
Total interest-bearing liabilities	1,211,533	$3,375	1.12%	1,110,656	$2,516	0.91%

Noninterest-bearing liabilities:
Demand deposits	236,099			225,263
Other	4,908			4,369
Total Liabilities	1,452,540			1,340,288

Shareholders' equity	131,019			125,149
Total Liabilities and Shareholders' Equity	$1,583,559			$1,465,437
Net interest income		$12,792			$12,231

Net interest rate spread (1)			3.08%			3.23%
Net interest-earning assets (2)	$331,567			$321,574
Net interest margin (3), (4)			3.33%			3.43%

Average interest-earning assets to interest-bearing liabilities			127.37%			128.95%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	The tax adjusted net interest margin was 3.35% and 3.47% for the above periods ended June 30, 2017 and 2016 respectively. A 35% tax rate was used to calculate the effect on securities income from tax exempt securities.
(5)	Annualized.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Six Months Ended June 30, 2017			Six Months Ended June 30, 2016
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$22,021	$60	0.55%	$24,242	$44	0.36%
Securities (including FHLB stock)	525,257	6,701	2.57%	564,012	7,016	2.50%
Federal funds sold	563	2	0.62%	247	-	-%
Loans held for sale	140	4	5.84%	-	-	-%
Loans, net of unearned income	992,883	25,022	5.08%	848,594	22,107	5.24%
Total interest-earning assets	1,540,864	$31,789	4.16%	1,437,095	$29,167	4.08%

Noninterest-earning assets:
Cash and due from banks	7,924			7,865
Premises and equipment, net	25,826			22,019
Other assets	4,931			4,236
Total Assets	$1,579,545			$1,471,215

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$535,151	$2,442	0.92%	$419,404	$1,241	0.59%
Savings deposits	99,736	86	0.17%	85,921	35	0.08%
Time deposits	538,002	3,035	1.14%	580,664	3,071	1.06%
Borrowings	39,620	740	3.77%	40,961	757	3.72%
Total interest-bearing liabilities	1,212,509	$6,303	1.05%	1,126,950	$5,104	0.91%

Noninterest-bearing liabilities:
Demand deposits	233,856			217,113
Other	4,579			3,979
Total Liabilities	1,450,944			1,348,042

Shareholders' equity	128,601			123,173
Total Liabilities and Shareholders' Equity	$1,579,545			$1,471,215
Net interest income		$25,486			$24,063

Net interest rate spread (1)			3.11%			3.17%
Net interest-earning assets (2)	$328,355			$310,145
Net interest margin (3), (4)			3.34%			3.37%

Average interest-earning assets to interest-bearing liabilities			127.08%			127.52%

(1)	Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)	Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	The tax adjusted net interest margin was 3.36% and 3.40% for the above periods ended June 30, 2017 and 2016 respectively. A 35% tax rate was used to calculate the effect on securities income from tax exempt securities.
(5)	Annualized.

The following table summarizes the components of First Guaranty's loan portfolio as of June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016:

	June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$83,158	7.4%	$86,376	8.7%	$84,239	8.9%	$78,659	8.6%
Farmland	23,710	2.1%	23,348	2.3%	21,138	2.2%	21,561	2.4%
1- 4 Family	160,928	14.4%	139,665	14.0%	135,211	14.2%	139,651	15.3%
Multifamily	15,195	1.4%	12,440	1.3%	12,450	1.3%	12,585	1.4%
Non-farm non-residential	509,776	45.6%	436,217	43.8%	417,014	43.9%	366,400	40.1%
Total Real Estate	792,767	70.9%	698,046	70.1%	670,052	70.5%	618,856	67.8%
Non-Real Estate:
Agricultural	28,673	2.6%	23,178	2.3%	23,783	2.5%	29,866	3.3%
Commercial and industrial	222,021	19.9%	206,158	20.7%	193,969	20.4%	206,630	22.6%
Consumer and other	73,431	6.6%	69,090	6.9%	63,011	6.6%	57,393	6.3%
Total Non-Real Estate	324,125	29.1%	298,426	29.9%	280,763	29.5%	293,889	32.2%
Total loans before unearned income	1,116,892	100.0%	996,472	100.0%	950,815	100.0%	912,745	100.0%
Unearned income	(2,108)		(2,033)		(1,894)		(2,000)
Total loans net of unearned income	$1,114,784		$994,439		$948,921		$910,745

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Nonaccrual loans:
Real Estate:
Construction and land development	$386	$399	$551	$551
Farmland	94	97	105	108
1 - 4 family residential	2,268	2,396	2,242	2,579
Multifamily	4,975	5,058	5,014	5,097
Non-farm non-residential	1,927	2,600	2,753	1,526
Total Real Estate	9,650	10,550	10,665	9,861
Non-Real Estate:
Agricultural	1,372	1,630	1,958	2,393
Commercial and industrial	8,031	8,078	8,070	7,790
Consumer and other	39	721	981	1,045
Total Non-Real Estate	9,442	10,429	11,009	11,228
Total nonaccrual loans	19,092	20,979	21,674	21,089

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	-	-	34	-
Farmland	-	-	-	-
1 - 4 family residential	58	50	145	688
Multifamily	-	-	-	-
Non-farm non-residential	-	-	-	-
Total Real Estate	58	50	179	688
Non-Real Estate:
Agricultural	-	-	-	-
Commercial and industrial	-	-	-	-
Consumer and other	1,018	-	-	-
Total Non-Real Estate	1,018	-	-	-
Total loans 90 days and greater delinquent & accruing	1,076	50	179	688

Total non-performing loans	20,168	21,029	21,853	21,777

Real Estate Owned:
Real Estate Loans:
Construction and land development	319	-	-	21
Farmland	-	-	-	-
1 - 4 family residential	146	43	71	206
Multifamily	-	-	-	-
Non-farm non-residential	269	196	288	554
Total Real Estate	734	239	359	781
Non-Real Estate Loans:
Agricultural	-	-	-	-
Commercial and industrial	-	-	-	-
Consumer and other	-	-	-	-
Total Non-Real Estate	-	-	-	-
Total Real Estate Owned	734	239	359	781

Total non-performing assets	$20,902	$21,268	$22,212	$22,558

Non-performing assets to total loans	1.87%	2.14%	2.34%	2.48%
Non-performing assets to total assets	1.21%	1.35%	1.48%	1.57%
Non-performing loans to total loans	1.81%	2.11%	2.30%	2.39%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At June 30,	At December 31,
(in thousands except for share data and %)	2017	2016	2015	2014	2013
Tangible Common Equity
Total shareholders' equity	$140,272	$124,349	$118,224	$139,583	$123,405
Adjustments:
Preferred	-	-	-	39,435	39,435
Goodwill	4,056	1,999	1,999	1,999	1,999
Acquisition intangibles	3,522	978	1,298	1,618	1,938
Tangible common equity	$132,694	$121,372	$114,927	$96,531	$80,033
Common shares outstanding	8,007,182	7,609,194	7,609,194	6,920,022	6,920,022
Book value per common share	$17.52	$16.34	$15.54	$14.47	$12.13
Tangible book value per common share	$16.57	$15.95	$15.10	$13.95	$11.57
Tangible Assets
Total Assets	$1,724,923	$1,500,946	$1,459,753	$1,518,876	$1,436,441
Adjustments:
Goodwill	4,056	1,999	1,999	1,999	1,999
Acquisition intangibles	3,522	978	1,298	1,618	1,938
Tangible Assets	$1,717,345	$1,497,969	$1,456,456	$1,515,259	$1,432,504
Tangible common equity to tangible assets	7.73%	8.10%	7.89%	6.37%	5.59%